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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 30, 2003


                          LEXICON GENETICS INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                              000-30111                             76-0474169
    (STATE OR OTHER JURISDICTION OF            (COMMISSION FILE NUMBER)                  (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)                                                   IDENTIFICATION NUMBER)

                          8800 TECHNOLOGY FOREST PLACE
                           THE WOODLANDS, TEXAS 77381
                         (ADDRESS OF PRINCIPAL EXECUTIVE
                              OFFICES AND ZIP CODE)

                                 (281) 863-3000
                         (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

   EXHIBIT NO.                        DESCRIPTION
   -----------                        -----------
      99.1          -- Press Release of Lexicon Genetics Incorporated dated
                       October 30, 2003

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 30, 2003, we issued a press release to report our financial results for the quarter ended September 30, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

         The information in this Form 8-K and the Exhibit attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             LEXICON GENETICS INCORPORATED

Date: October 30, 2003                       By: /s/ JEFFREY L. WADE
                                                 ----------------------------
                                                 Jeffrey L. Wade
                                                 Executive Vice President and
                                                 General Counsel

                                INDEX TO EXHIBITS


   EXHIBIT NO.                        DESCRIPTION
   -----------                        -----------
      99.1          -- Press Release of Lexicon Genetics Incorporated dated
                       October 30, 2003